UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021

Commission File Number: 1-11607

DTE Energy Company

(Exact name of registrant as specified in its charter)

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279

Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange
2016 Series B 5.375% Junior Subordinated Debentures due 2076	DTJ	New York Stock Exchange
2016 Series F 6.00% Junior Subordinated Debentures due 2076	DTY	New York Stock Exchange
2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange
2019 6.25% Corporate Units	DTP	New York Stock Exchange
2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On June 7, 2021, DTE Energy Company (the “Company”) sent a notice (the “Blackout Notice”) to its directors and executive officers informing them that they will be subject to certain trading restrictions with respect to shares of Company common stock (the “Common Stock”) as a result of a blackout imposed in connection with the previously announced spin-off of DT Midstream, Inc. on participants in the DTE Energy Company Savings and Stock Ownership Plan, DTE Electric Company Savings & Stock Ownership Plan for Employees Represented by Local 223 of the Utility Workers Union of America, DTE Electric Company Savings & Stock Ownership Plan for Employees Represented by Local 17 of the International Brotherhood of Electrical Workers and DTE Gas Company Investment and Stock Ownership Plan (collectively, the “401(k) Plans”) holding interests in the DTE Energy Company Stock Fund.

The Blackout Notice was sent pursuant to Section 306(a) of the Sarbanes-Oxley Act and Regulation BTR, which generally impose certain restrictions on trading in issuer equity securities by directors and executive officers in the event that 50% or more of an issuer’s plan participants are so restricted with respect to the shares in their plan accounts. As described more fully in the Blackout Notice, the Company has decided to impose restrictions on the interests in the DTE Energy Company Stock Fund held in the 401(k) Plans in order to facilitate the addition of the DTM Stock Fund interests to accounts in the 401(k) Plans. The blackout period is scheduled to begin on July 1, 2021, and end during the week of July 5, 2021. During the blackout period, directors and executive officers will be generally restricted from directly or indirectly purchasing, selling, acquiring, exercising or otherwise transferring equity securities of the Company if those securities were acquired in connection with service or employment as a director or officer of the Company.

Inquiries concerning the Blackout Notice, including the beginning and ending dates of the trading restrictions, may be directed without charge to:

DTE Energy Company

One Energy Plaza

Detroit, Michigan 48226

Attn: Shareowner Services

Shareowner_Account@dteenergy.com

A copy of the Blackout Notice is attached to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

99.1	Blackout Notice, dated June 7, 2021, provided to directors and executive officers of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2021

DTE ENERGY COMPANY (Registrant)

/s/ Lisa A. Muschong
Lisa A. Muschong
Vice President, Corporate Secretary and Chief of Staff